As filed with the Securities and Exchange Commission on November 26, 2014

Securities Act File No. 333-173306
Investment Company Act File No. 811-22545

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 15	☒

(Check appropriate box or boxes)

CENTRE FUNDS
(Exact name of Registrant as Specified in Charter)

48 Wall Street, Suite 1100, New York, New York 10005
(Address of Principal Executive Office)

1-212-918-4705
(Registrant's Telephone Number, including Area Code)

James Abate, 48 Wall Street, Suite 1100, New York, New York 10005
(Name and address of agent for Service)

Copies of Communications to:
Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(a)(1).
☐	60 days after filing pursuant to Rule 485 (a)(1).
☒	75 days after filing pursuant to Rule 485 (a)(2).
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 10 to the Registration Statement of Centre Funds (the “Trust”) is being filed solely to register the shares of a new series of the Trust, Centre Active U.S. Tax Exempt Fund.

Centre Active U.S. Tax Exempt Fund
Investor Class (Ticker: ___)	Institutional Class (Ticker: ____)

A series of

CENTRE FUNDS

PROSPECTUS
___________, 2015

This prospectus contains information about the Centre Active U.S. Tax Exempt Fund, a series of Centre Funds (the “Trust”), that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-298-4236.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SUMMARY OF CENTRE ACTIVE U.S. TAX EXEMPT FUND	1
ADDITIONAL INVESTMENT POLICIES AND RISKS	8
MANAGEMENT OF THE FUND	10
INVESTING IN THE FUND	11
OTHER IMPORTANT INVESTMENT INFORMATION	21
ADDITIONAL INFORMATION	26

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SUMMARY OF CENTRE ACTIVE U.S. TAX EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class		Institutional Class
Management Fees	0.40%		0.40%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses[1]	[__]	%	[__]	%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	[__]	%	[__]	%
Fee Waiver and/or Expense Reimbursement[2]	[__]	%	[__]	%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)[2]	0.95%		0.70%

1 Other Expenses of Investor Class shares are estimated amounts for the current fiscal year of the Fund, which ends September 30, 2015, and are based on the historical expenses of Class A shares of the Acquired Fund (as defined below). Other Expenses of Institutional Class shares are estimated amounts for the current fiscal year of the Fund, which ends September 30, 2015, and are based on the historical expenses of Class I shares of the Acquired Fund.
2 The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has entered into a written expense limitation agreement dated December 8, 2014 (the “Expense Limitation Agreement”), under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of the Acquired Fund into the Fund (the “Reorganization”) and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares.  To the extent that the Fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher.  Unless sooner terminated, the Expense Limitation Agreement will remain in effect for the Initial Term and may continue from year to year thereafter. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser.  The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board.  The Expense Limitation Agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”) is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination.  The Adviser may recoup any waived or reimbursed amount pursuant to the Expense Limitation Agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.
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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only for the Initial Term, so the Fund’s expenses thereafter will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$[___]	$[___]
Institutional Class	$[___]	$[___]

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. It is expected that the Fund will be the successor to [_____________] (the “Acquired Fund”), an open-end management investment company.  During the Acquired Fund’s most recent fiscal year, the Acquired Fund’s portfolio turnover rate was [__]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), but may be unrated if they are determined to be of equivalent quality by the Adviser.
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The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

In selecting investments for the Fund, the Adviser considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. The Adviser will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser will also assess the relative yields available on securities with different maturities and future changes in interest rates. The Adviser may select municipal securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to lengthen the duration of the portfolio.

The Fund may also invest in taxable obligations. To the extent that the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund focused more on earning tax-free income. The Fund does not currently intend to acquire securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. The price of municipal securities will change in response to changes in general economic conditions, conditions within the municipal securities market, the financial condition of the issuer, political changes, interest rate changes and other factors. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in the Fund, an investor should carefully consider his/her own investment goals, the amount of time available to leave money invested and the amount of risk he/she is willing to take. There can be no assurance that the Fund will be successful in meeting its investment objective.
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Credit Risk.  Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The default of a single holding could have the potential to adversely affect the Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.  Prices of certain debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect the prices of such securities, and, accordingly, the Fund's share price.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates.

Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell these securities at or near their perceived value. Where there is little or no active trading market for specific types of securities, the value of such securities and the Fund’s share price could decline.

Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested in securities with lower interest rates.

Tax Risk. Adverse tax developments could change the way the Fund’s income distributions may be treated for income tax purposes. While income distributions from the Fund will generally be exempt from federal income taxes, to the extent the Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

Focused Investing Risk. The Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund with investments that are not focused in the same manner.
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Duration Risk.  Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-Income Securities Risk.  Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed-income securities typically declines.

Volatility and Creditworthiness Risk.  The downgrade of the U.S. credit rating may adversely affect Fund performance. In August 2011, S&P downgraded the U.S. Government's credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government's credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund’s performance.  In recent years, U.S. markets, including the fixed-income markets, experienced volatility. As a result of such volatility, many of the risks herein associated with an investment in the Fund may be increased. The U.S. government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Continuing market problems may have adverse effects on the Fund. In addition, changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Fund.

Management Risk. Management risk involves the risk that the Fund’s portfolio manager will not be successful in achieving the Fund’s investment objective. The ability of the Fund to meet its investment objective is directly related to the portfolio manager’s implementation of the investment strategies for the Fund. If the Adviser’s investment approach in managing the Fund does not produce the expected results, your investment could be diminished or even lost. The Fund is actively managed and could experience losses if the judgment of the Adviser about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the investment decisions of the Adviser will produce the desired results.
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New Fund Risk. The Fund is a newly organized and has a limited operating history. The Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.

PERFORMANCE INFORMATION

It is expected that the Fund will be the successor to the Acquired Fund through a reorganization with the Fund on or about [______________], 2015, subject to the approval of the Acquired Fund’s shareholders. In the Reorganization, Class A shares of the Acquired Fund will be exchanged for Investor Class shares of the Fund and Class I shares of the Acquired Fund will be exchanged for Institutional Class shares of the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Acquired Fund’s Class A shares from year to year for each of the past 10 calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table compares the average annual total returns of the Acquired Fund’s Class A and Class I shares for the periods stated to those of those of a broad-based market index. The index is not actively managed and not available for direct investment. The table also presents the impact of taxes on the returns of Class A shares.

Updated performance information about the Acquired Fund’s performance will be available until the date of the closing of the Reorganization by calling [___________].

Annual Total Returns Acquired Fund (Class A shares)

During the periods shown in the bar chart, the highest return for a quarter was [___]% (quarter ended [________]) and the lowest return for a quarter was [___]% (quarter ended [________]).

[BAR CHART]

Average Annual Total Returns for Periods Ended December 31, 2013 – Acquired Fund (Class A and Class I Shares)

[TABLE]

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (each, an “IRA”). After- tax returns are shown for Class A shares only and after tax returns will vary for Class I shares, which have a different expense ratio.
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MANAGEMENT OF THE FUND’S PORTFOLIO

The Adviser, Centre Asset Management, LLC, serves as the Fund’s investment adviser.

James A. Abate, Managing Director and Chief Investment Officer of the Adviser, serves as the portfolio manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.centrefunds.com or in writing at:

Centre Funds
Centre Active U.S. Tax Exempt Fund
P.O. Box 295
 Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares and the minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INVESTMENT POLICIES AND RISKS

An investment in the Fund should not be considered a complete investment program. Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.

Other Investment Companies. The Fund may invest in other investment companies, such as exchange-traded funds and closed-end funds, although these will be limited to no more than 10% of the Fund’s net assets. The Fund will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will also not invest in securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act. To the extent that the Fund invests in other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in such other investment company shares. You may indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Derivatives.  The Fund may use derivatives, such as options and futures, that are related to fixed-income securities. The Fund may also be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions.

Loss may result from an investment by the Fund in derivatives. The value of the derivatives in which the Fund may invest may rise or fall more rapidly than other investments, and there may be an imperfect correlation between the value of these instruments and the underlying assets. Additional risks include the risk of default by the other party to the derivative transactions, the risk that the transactions may result in losses that offset gains in portfolio positions, and the risk that the derivative transactions may not be liquid. Although the Fund will not use derivatives explicitly to obtain leverage, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.
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The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices. The Fund intends to use futures contracts to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a futures contract by the Fund is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. Although the Adviser believes the use of futures contracts for hedging purposes will benefit the Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. The Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition, the trading of futures involves, among other risks, the risk of imperfect correlation between movements in the futures price and the price of the underlying index, the risk of brokerage firm or clearing house insolvencies, and the risk that the liquidity of a secondary market in a futures contract may be adversely affected by daily price fluctuation limits established by exchanges.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its respective portfolios in cash or cash equivalent positions. In the event that the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Change of Investment Strategy.  The Fund has a policy to invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities (the “80% Policy”).  The 80% Policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior written notice to shareholders.  The Fund must comply with the 80% Policy at the time the Fund invests its assets.  Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Tax Treatment.  For an investment in the Fund to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), including asset diversification and income requirements, must be met.  If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.
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MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

Adviser.  Centre Asset Management, LLC is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005 and began operating in 2006.  Centre offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam International Investments (“SII”) resulting in Sanlam making a majority equity investment into the firm. Centre is an independently operated investment partner within the SII business cluster, which is an investment management business managing and advising over $8.2 billion in assets as of October 31, 2014 through a range of international funds and segregated accounts that span the asset class spectrum. SII’s clients include both institutions and retail clients from across the globe. Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own more than 25% of Centre’s voting securities. As of October 31, 2014, Centre had approximately $791 million in assets under management.

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”), the Adviser is responsible for, among other things, developing a continuing investment program for the Fund in accordance with its investment objective and reviewing the Fund’s investment strategies and policies. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund.

Portfolio Management

James A. Abate, MBA, CPA, CFA, is a Trustee of the Trust and the portfolio manager of the Fund. He also serves as the Managing Director and Chief Investment Officer of the Adviser. Prior to Centre Asset Management, Mr. Abate was US Investment Director for GAM, responsible for the start-up and portfolio management of the firm’s in-house strategies focused on the large cap segment of the US equity market. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management responsible for approximately $5 billion in assets. While at GAM and Credit Suisse Asset Management, Mr. Abate achieved Standard & Poor’s Funds Research AAA rating, received numerous “Category King” mentions in the Wall Street Journal as well as multi-year “Investment Week” award nominations. Previously, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University and formerly was a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling, and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications; and other writings (with Professor J. Grant, Ph.D.) on the EVA (Economic Value Added) approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army.
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The Fund’s Statement of Additional Information (the “SAI”) provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Fund’s shares.

Adviser Compensation

As compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.40%.
Disclosure Regarding Approval of Investment Advisory Contract
A discussion regarding the Trustees’ basis for approving the Fund’s investment advisory agreement may be found, when available, in the Fund’s semi-annual report to shareholders for the period ended March 31, 2015.  You may request a copy of the semi-annual report, free of charge, by contacting the Fund by telephone at 1-855-298-4236 or in writing at: Centre Funds, P.O. Box 295, Denver, CO 80201.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company that was organized as a Delaware statutory trust on March 17, 2011. The Fund is authorized to offer multiple classes of shares. The Trustees oversee the operations of the Fund and are responsible for the overall management of the Fund’s business affairs.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of the Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers the Fund’s shares on a continuous, best-efforts basis.

INVESTING IN THE FUND

Determining the Fund’s Net Asset Value

The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) per share after an order is received, subject to the order being received by the Fund in Good Form (as defined below). The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The Fund’s NAV per share is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”) (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.
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Securities held by the Fund are generally calculated at market value by quotations from the primary market in which they are traded. The Fund normally uses third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

PURCHASING SHARES OF THE FUND

Opening an Account

To purchase shares directly from the Fund, an Account Application must be completed, signed and delivered to the Fund.  If you have any questions about the Fund or need assistance with your Account Application, please call Shareholder Services at 1-855-298-4236.  Certain types of investors, such as trusts, corporations, associations or partnerships, may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship.  To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

You may purchase shares of the Fund by mailing a completed Account Application with a check payable to the Fund to the fund’s transfer agent (the “Transfer Agent”) at the following address:

Centre Funds
P.O. Box 295
Denver, CO 80201

To obtain an Account Application, you may call 1-855-298-4326 or download an Account Application at www.centrefunds.com. Please indicate the class of shares in which you want to invest.

To open an account and make an initial investment by wire, please first complete an Account Application. After the Fund has received your completed Account Application, you will receive an account number for all subsequent wire transfers. Please ensure that your bank receives this account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.
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Please note that most banks charge fees when sending wires.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians.  Please call Shareholder Services at 1-855-298-4236 to obtain the correct Account Application.

Important Information About Procedures For Opening A New Account

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust's chief compliance officer serves as its anti-money laundering compliance officer. In compliance with the USA PATRIOT Act, please note that the Transfer Agent will verify certain information on your Account Application as part of the AML Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact Shareholder Services at 1-855-298-4236 if you need additional assistance when completing your Account Application.

If the Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to reject any application for any reason and to close an account within 5 business days of a request for more information about an investor if clarifying information/documentation is not received.

Purchase Procedures

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor Class Shares	$5,000	$1,000
Institutional Class Shares	$1 million	$10,000

Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. All investments must be made in U.S. dollars.

Your purchase order will be affected at the NAV per share of the Fund next determined after receipt of your purchase request in Good Form. Purchase requests received by the Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day, or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary.
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A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount.

The Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, the Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Fund shares may be made through certain financial intermediaries authorized to receive your purchase request in accordance with the standards described above. If you purchase shares through a financial intermediary, you may be charged a fee by the financial intermediary and you may be subject to higher investment minimums.

Adding to Your Account: You may add to your account with the Fund by sending a check for your additional investment payable to the Fund to the Transfer Agent at:

Centre Funds
P.O. Box 295
Denver, CO 80201

Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.
To make an initial investment by wire, please 1-855-298-4236 to inform the Fund that you will be wiring funds. Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

Subsequent purchases may be made online. Before you can make a subsequent investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” you will be able to create a new login ID and password.

You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the account application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.
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Additional Purchase Information for Investing in the Fund

Choosing a Share Class

The Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund.  Each class has its own expense structure.

Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to pay distribution and shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders (the “12b-1 Plan”). Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge.

When you choose your class of shares of the Fund, you should consider the size of your investment and how long you plan to hold your shares.  Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares.  Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Conversion Features

If the current market value of a shareholder’s Investor Class shares is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or your financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same.

Holders of Investor Class shares may convert their Investor Class shares for Institutional Class shares of the Fund provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in this prospectus. The Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss.  However, investors should consult their own tax or legal advisor to discuss their particular circumstances.  Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.
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If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, the Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000.  If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes.  Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

REDEEMING SHARES OF THE FUND

You may redeem full and fractional shares of the Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Transfer Agent may require that you provide additional documentation or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a retirement account, you must complete the appropriate distribution form and provide employer authorization. Redemption requests received by the Transfer Agent or appropriate financial intermediary of the Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day.

By Mail. To redeem shares, you should give instructions that specify the name of the Fund and number of shares or the dollar amount to be redeemed to:

Centre Funds
P.O. Box 295
Denver, CO 80201

Your instructions must be signed by all registered owners exactly as the account is registered.

By Telephone.  If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. (Note that during drastic economic and market changes, telephone redemption privileges may be difficult to implement.)
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Online. Before you can sell shares or redeem your investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. Select “Account Login,” and there you will be able to create a new login ID and password.

Through Financial Intermediaries. Redemptions may also be made through certain financial intermediaries that are authorized by the Fund to receive redemption requests in accordance with the standards described above.

Signature Guarantee. Signature guarantees may be required to help protect against fraud, to redeem corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Payment for shares redeemed generally will be made within four (4) business days after receipt by the Transfer Agent of instructions and other required documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed seven (7) days from purchase) necessary to determine that the purchase check will be honored.

Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you.  If you redeem shares through a financial intermediary, you may be charged a fee by the financial intermediary.

Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
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BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Fund may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. The Fund will be deemed to have received an order that is in Good Form (defined below) when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

ADDITIONAL INVESTMENT INFORMATION

Same Day Transactions

Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.

Small Accounts

The Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days' prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
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Redemptions in Kind

The Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind

The Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

Anti-Money Laundering Program

As noted above, the Trust has adopted the AML Program which was designed to prevent each series of the Trust from being used for money laundering or the financing of terrorist activities. The Trust’s anti-money laundering compliance officer is responsible for implementing and monitoring the operations and internal controls of the AML Program. Compliance officers at certain Trust service providers are also responsible for monitoring the program. The AML Program is subject to the continuing oversight of the Trustees.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of the Fund’s shares may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for the Fund’s shareholders.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Trust, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. The Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Fund within a 30-day rolling period.
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The Adviser intends to apply this policy uniformly. However, the Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

EXCHANGING SHARES

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of another series of the Trust (each, a “fund”) of the same class.  If you are an existing shareholder of a fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired as described in the fund’s prospectus.

You may only transfer between classes if you meet the minimum investment requirements for the class into which you would like to transfer. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the funds.  Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).
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Your exchange will be affected at the NAV per share of the Fund and of the other fund next determined after receipt of your request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other fund determined on the next business day.

The Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions.”

COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES

Pursuant to the 12b-1 Plan, Investor Class shares of the Fund may pay a fee to one or more persons or entities, including affiliates of the Fund, the Adviser and/or the Distributor, for rendering shareholder or distribution services, and for bearing any related expenses, with respect to those shares of the Fund.  The aggregate fee amount will not exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges.  Additional information about distribution and shareholder service payments is in the SAI. You should ask your financial advisor for information about any payments it may receive in connection with Investor Class shares of the Fund, any services it provides to the Fund and any fees and/or commissions it charges.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund’s policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.

The Fund expects to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from federal income tax may be subject to foreign, state and local income taxes. The Fund will inform you annually regarding the federal income tax treatment of dividends and distributions.
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The Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of other series of the Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of the Fund for shares of a different series of the Trust is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of the Fund for shares of another class of the Fund.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ELECTRONIC DELIVERY OF DOCUMENTS

Electronic copies of account statements and confirmations, prospectuses, privacy notices, and annual and semi-annual reports (when available) may be accessed through the Fund’s website at www.centrefunds.com. Shareholders can sign up for electronic delivery of such documents by enrolling in the Fund’s electronic delivery program. To enroll, please contact the Fund at 1-855-298-4236.

CODES OF ETHICS

The Board has approved the Codes of Ethics (each, a “Code” and together the “Codes”) of the Trust, the Adviser and the Distributor concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the Fund’s investment activities. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund or the Trust.

IDENTITY THEFT PROCEDURES

The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.
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PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting policies and procedures under which the Trust votes proxies relating to securities held by the Fund (“Proxy Voting Policy”). The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling 1-855-298-4236. Information regarding how proxies related to the Fund’s portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling 1-855-298-4236, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has established a policy with respect to the disclosure of the Fund’s portfolio holdings. A description of this policy is provided in the SAI.

 ANNUAL STATEMENTS

The Trust will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Trust will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

HOUSEHOLDING

To control costs associated with mailings on behalf of the Fund, the Fund may send only one copy of a prospectus, shareholder report or other shareholder communication to each household address that it has on record for shareholders living in the same home. This process, known as “householding,” does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-855-298-4236.  The Fund will resume separate mailings to you within 30 days of your request.

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FINANCIAL HIGHLIGHTS

Although the Fund has not yet commenced operations, the financial information of the Fund’s predecessor, the Acquired Fund, will be included. The financial highlights tables are intended to help you understand the financial performance of the Acquired Fund’s Class A shares for the past five years, and the financial performance of the Acquired Fund’s Class I shares for the period from its commencement of operations through October 31, 2010, the years ended October 31, 2011, October 31, 2012 and October 31, 2013, and the six months ended April 30, 2014.  Certain information reflects financial results for a single share of the Acquired Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). Certain information has been audited by [_____________], which was the Acquired Fund’s independent registered public firm. Copies of the Acquired Fund’s reports to shareholders will be available, free of charge, until the date of the closing of the Reorganization by calling [___________], or by visiting the Acquired Fund’s website at [___________].

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Acquired Fund - Class A
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

[FINANCIAL HIGHLIGHTS TABLE]

Acquired Fund - Class I
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

[FINANCIAL HIGHLIGHTS TABLE]

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ADDITIONAL INFORMATION

CENTRE FUNDS

Additional information about the Trust and each series of the Trust, including the Fund, is available in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Fund’s’ investments will (when available) be in the annual and semi-annual reports to shareholders. The Fund’s annual report, when available, will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the applicable fiscal year. The SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Trust as described below. You may also request other information about the Fund or make shareholder inquiries.

By telephone:
1-855-298-4236

By mail:
Centre Funds
P.O. Box 295
Denver, CO 80201

By e-mail:
centrefunds@alpsinc.com

On the Internet:
www.centrefunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund will be available on the EDGAR Database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act file number: 811-22545

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STATEMENT OF ADDITIONAL INFORMATION

Centre Active U.S. Tax Exempt Fund

 Investor Class (Ticker: [___])  (Institutional Class (Ticker: [___])

A series of
CENTRE FUNDS

_________, 2015
P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated __________, 2015 (the “Prospectus”), for Centre Active U.S. Tax Exempt Fund (the “Fund”), a series of Centre Funds (the “Trust”). No investment in shares of the Fund should be made solely upon the information contained herein.

It is currently contemplated that, before the Fund commences operations, all of the assets of another investment company, [_____________] (the “Acquired Fund”), will be transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Acquired Fund, an open-end, diversified investment company incorporated under the laws of the State of Maryland on [__________], is advised by [______________]. If approved by the Acquired Fund’s shareholders, the Reorganization is expected to occur on or about [_____________], 2015, and the Fund is expected to commence operations on or about [___________], 2015. As the Fund will be the successor to the Acquired Fund’s financial statements, the Acquired Fund’s audited financial statements for the last fiscal year ended, included in that fund’s latest annual report, will be incorporated by reference in this SAI. A copy of the Acquired Fund’s annual report will be available without until the closing of the Reorganization by calling [__________].

This SAI is incorporated by reference into the Prospectus. Copies of the Prospectus and shareholder reports (when available) can be obtained free of charge by calling 1-855-298-4236 or writing to the Fund at:

Centre Funds
P.O. Box 295
Denver, Colorado 80201

THE TRUST

The Fund is a diversified series of the Trust, which was organized as a Delaware statutory trust on March 17, 2011 under the name “Drexel Hamilton Mutual Funds”.  At an in-person meeting on November 4, 2013, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved changing the name of the Trust to “Centre Funds” effective on or about January 17, 2014. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund’s investment adviser is Centre Asset Management, LLC (“Centre” or the “Adviser”).

The Prospectus describes the Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS
The Fund’s investment objective is to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The Fund’s investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage. The Fund’s investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of the Fund’s outstanding shares.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), but may be unrated if they are determined to be of equivalent quality by the Adviser. The ratings of Moody’s and S&P represent each service’s opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund’s portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.
The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

Municipal Obligations. The Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including  securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds”, i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.
When-Issued Securities. New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. The Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.
Stand-by Commitments. The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand¬by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund’s option, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Variable and Floating Rate Demand Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.
Futures Contracts. The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices and U.S. Treasury Notes and Bonds (“Futures Contracts”).  Index based Futures Contracts provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.
At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.
Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract by the Fund is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it would if Futures Contracts were not used. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund’s obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.
Although the Adviser believes the use of Futures Contracts for hedging purposes will benefit the Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Various additional risks exist with respect to the trading of futures. For example, the Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund’s portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or U.S. Treasury security. The Fund’s ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

Taxable Investments. From time to time, the Fund may invest in securities which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Adviser’s opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Federal Tax Considerations”).
General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Fund’s investments and risks.

INVESTMENT LIMITATIONS
The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  As a matter of fundamental policy, the Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;
(2)	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;
(3)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;
(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;
(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;
(7)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or
(8)	Concentrate in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).
Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.
The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).
With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value (“NAV”) of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board of Trustees, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Trust or the Fund; review performance of the Adviser and the Fund; and oversee activities of the Trust and the Fund. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Age and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees[1]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005‐2011, Associate Professor from 2012‐present (tenured); Advisory Analyst at major Wall Street firms from 1999‐present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co‐author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co‐author and co‐editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value‐Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011
Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993‐present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008‐present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005‐2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003‐2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999‐2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.
				5	None

1 An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Age and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	5	None
Interested Trustee
James A. Abate 1965	Trustee President and Secretary	Since 6/2011 Since 11/2013
Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC and Fund Manager for Centre’s American Select Equity and Real Return strategies from 2006‐present; US Investment Director for GAM from 2001‐2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995‐2000; Manager in Price Waterhouse’s Valuation/Corporate Finance Group from 1987‐1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College from 2009‐2013; commissioned officer in the U.S. Army (and Reserves) from 1983‐1990.
				5	None
Officers
Theodore J. Uhl 1974 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Senior Analyst with Enenbach and Associates (RIA), and as Senior Financial Analyst at Sprint.
				N/A	N/A
Vu Phong Nguyen 1987	Treasurer	Since 1/2013
October 2013 as an analyst. Prior to his current role, Mr. Nguyen was an operations and marketing consultant to Drexel Hamilton Investment Partners, LLC (from November 2012 until August 2013). Mr. Nguyen held several consultant positions with private wealth management divisions of UBS Financial and Bank of America Merrill Lynch prior to joining Drexel Hamilton Investment Partners. He is a CFA Level III candidate and earned a Master’s degree in Financial Statement Analysis and Securities Valuation, as well as a Bachelor’s degree in Finance and Investments, from Baruch Zicklin School of Business.
				N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, which serves as the investment adviser to the Fund.
Board Structure
The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”).  The Board may consider electing additional independent trustees in the future, particularly if the Trust’s size and/or complexity materially increases.
With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.
Qualification of Trustees
The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.
Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as demonstrated by his membership on other boards, published works and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology.  Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Chief Executive Officer of Centre.
The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.
Trustee Standing Committees. The Trustees have established the following standing committees:
Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and, with respect to the other series of the Trust (each, a “fund”), met three times during the funds’ fiscal year ended September 30, 2014.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the funds’ fiscal year ended September 30, 2014.
Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the funds’ fiscal year ended September 30, 2014.
Beneficial Share Ownership Information. The table below shows for each Trustee, the value of shares beneficially owned by each Trustee in the Fund and, on an aggregate basis, in the funds overseen by the Trustee within the same family of investment companies as the Fund, as of December 31, 2013.  These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Value of Shares in the Fund*	Aggregate Dollar Range of Value of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A
Aloke Ghosh – Independent Trustee	A	A
Joseph M. Marinaro – Independent Trustee	A	A
James A. Abate – Interested Trustee	A	E

* The Fund is newly formed and had not commenced operations as of December 31, 2013.
Ownership of Securities of Adviser, Distributor, or Related Entities. As of November 1, 2014, none of the Independent Trustees and/or their immediate family members owned securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. Each Independent Trustee receives from the Trust an annual retainer of $20,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation from Trust (for the Fiscal Year Ended 9/30/2014)	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Fiscal Year Ended 9/30/2014)	Estimated Annual Benefits Upon Retirement (for the Fiscal Year Ended 9/30/2014)	Total Compensation from Fund and Fund Complex Paid to Trustees* (for the Fiscal Year Ended 9/30/2014)
James L. Grant	$18,750	None	None	$18,750
Aloke Ghosh	$18,750	None	None	$18,750
Joseph M. Marinaro	$18,750	None	None	$18,750
Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  The Code of Ethics of the Trust generally prohibits fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by the Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which the Fund may invest without obtaining prior approval from the Chief Compliance Officer.
Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser are included as Appendix B to this SAI. No later than August 31st of each year, the Trust will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies, when available, will be available (i) without charge, upon request, by calling the Fund at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of the date of this SAI, there were no outstanding shares of the Fund. It is expected that the Fund will be the successor to the Acquired Fund through a reorganization with the Fund on or about [_____________], 2015, subject to the approval of the Acquired Fund’s shareholders. In the Reorganization, Class A shares of the Acquired Fund will be exchanged for Investor Class shares of the Fund, and Class I shares of the Acquired Fund will be exchanged for Institutional Class shares of the Fund.
Investment Adviser. Information about the Adviser, Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005-2903, and its duties as the Adviser is contained in the Prospectus. As of October 31, 2014, the Adviser had approximately $791 million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Sanlam International Investment USA Holdings, Inc. is controlled by Sanlam Netherlands Holding BV, which is in turn controlled by Sanlam Ltd.  James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management.
Investment Advisory Agreement
The Adviser has entered into an investment advisory agreement with the Trust, with respect to the Fund, dated December 8, 2014 (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreement.
Pursuant to the Advisory Agreement, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser.  The Advisory Agreement shall remain in effect for a period of two (2) years from the date that the Fund commences operations, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.  The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.
As compensation for the investment advisory services provided to the Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.
Expense Limitation Agreement
The Adviser has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the Post-Effective Amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares.   Unless sooner terminated, the expense limitation agreement will remain in effect for the Initial Term and may continue from year to year thereafter. The agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

Portfolio Manager
The Fund’s investment portfolio is managed on a day-to-day basis by James A. Abate. As of December 31, 2013, Mr. Abate was responsible for the management of the Centre American Select Equity Fund and the Centre Multi-Asset Real Return Fund, each a series of the Trust, and was responsible for the management of the following other types of accounts:
JAMES A. ABATE

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee

Registered Investment Companies	0		0	0

Other Pooled Investment Vehicles	3	$467,000,000	0	0

Other Accounts	0		0	0

Conflicts of Interest. When portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.
To the extent that the Fund’s portfolio manager manages “other accounts,” this may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Compensation.
The Adviser seeks to maintain a competitive compensation program. The portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s profitability (as applicable), among other factors.  The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management. There is no financial incentive to favor the Fund or another fund or account.
Administrator, Transfer Agent, and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement with the Trust, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as the Fund’s administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Fund; assists the Fund with quarterly Board meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Fund; provides assistance with audits of the Fund; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Fund in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Fund; computes the NAV of the Fund; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Fund’s daily value and price; maintains and keeps current all books and records of the Fund as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Fund; reviews and updates the Registration Statement of the Trust with respect to the Fund; provides legal review of the shareholder reports relating to the Fund and Form N-SAR; coordinates regulatory filings for the Fund; reviews the Fund’s legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS’ interactive client services to provide the Fund’s shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Fund’s custodian. As custodian, Union Bank is responsible for keeping the Fund’s assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. [_____________] serves as the Fund’s independent registered public accounting firm. [_____________] has served as the independent registered public accounting firm for the Fund’s expected predecessor, the Acquired Fund.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Fund.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares of the Fund.  The Plan provides that the Fund may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“Dealers”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Fund, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plan is a compensation plan, meaning that it permits the Fund to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan had been spent or will be spent pursuant to a near-term plan. The Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plan also are consistent with Rule 12b-1.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for the Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e).  These services would reduce the Adviser’s cost of providing advisory services to the Fund. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement, and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund may engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Because the Treasury Fund is newly formed, it did not pay brokerage commissions for the fiscal year ended September 30, 2014.

Aggregated Trades. While investment decisions for the Fund are made independently of the other series of the Trust, and also independently of the Adviser’s other client accounts, other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Generally, subject to meeting the applicable minimum investment requirements, shares of the Fund held for at least 7 days may be exchanged for shares of another series of the Trust (each, a “fund”). Before making any exchange, be sure to review the applicable fund prospectus closely and consider the differences between the Fund and the fund in which you wish you invest. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). See “Shareholder Fees” in the applicable fund’s Prospectus.
Any exchange will be affected at the NAV per share next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the funds determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the funds determined on the next business day.
The Fund reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions” in the applicable fund’s Prospectus.
Redemptions in Kind.  The Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.
Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by the Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.
Agreements with Financial Intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.
Market Timing Arrangements. The Fund has not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under this policy, the Fund and the Adviser generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and the Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Trust will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information will generally be available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports, when available, by calling the Fund at 1-855-298-4236 or on the Fund’s website at www.centrefunds.com. The Trust, on behalf of the Fund, will also file these quarterly portfolio holdings reports, when available, with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Fund, when available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than the Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.
The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Fund with its service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., FactSet Research Systems Inc., and the Investment Company Institute.
The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.
This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund’s ratings and rankings.

NET ASSET VALUE
The NAV per share of the Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Fund does not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.
In computing the Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:
•	Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.
•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.
•	Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.
•	Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.
FEDERAL TAX INFORMATION
The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state, local and foreign tax liabilities.
The following general discussion of certain federal tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect.

Qualification as a Regulated Investment Company
The Fund intends to qualify for and has elected to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships”; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships”.
In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, the Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.
The Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.
Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.
The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
If the Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders. The Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

Federal Excise Tax
If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.
Fund Distributions
Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Fund shares or shares of another series of the Trust, to the extent of the Fund’s earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.
The Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.
Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.
The percentage of distributions that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared by the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses (“net capital gains”). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.
If the net asset value at the time you purchase shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.
If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.
Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares. Any excess will be treated as a gain from the sale of those shares. You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.
Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.
Sale, Exchange or Redemption of Fund Shares
The sale, exchange or redemption of shares is generally a taxable event, except for the exchange of shares of one class of the Fund for shares of another class of the Fund. Generally, any gain or loss on the sale, exchange or redemption of shares will be a capital gain or loss that will be long-term if you have held the shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distributions you received with respect to such shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). Any loss on the sale, exchange or redemption of such shares may be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring shares, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire, on or before January 31 of the calendar year following the calendar year in which the shares were disposed of, other shares of the Fund or shares of another series of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.
Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of shares.
In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the IRS, or (3) have failed to certify to the Fund that you are not subject to backup withholding. Any amounts so withheld may be credited against your federal income tax liability if you timely furnish the required information to the IRS.
Basis Reporting
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
The Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Tax on Net Investment Income
An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from the sale, exchange, redemption or other taxable disposition of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Special Considerations
Interest on indebtedness you incur or continue to purchase or carry shares will not be deductible for federal income tax purposes, to the extent it relates to exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.
If you are, or are related to, a “substantial user” of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses a part of such a facility in its trade or business.
Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.
The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.
Other Taxes
Depending upon foreign, state and local law, distributions by the Fund and the ownership of shares may be subject to foreign, state and local taxes. Rules of foreign, state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in the Fund.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and thus does not have audited financial statements. When available, the Fund’s audited financials will be filed with the SEC with the Fund’s annual report. The annual report, when available, may be obtained upon request and without charge by calling 1-855-298-4236.

The audited financial statements of the Acquired Fund, the expected predecessor of the Fund, for its most recent fiscal year, including the notes thereto, as filed with the SEC on [__________], 2014 as part of the Acquired Fund’s annual report, are hereby incorporated by reference to such annual report of the Acquired Fund, as filed with the SEC on such date. Copies of the Acquired Fund’s shareholder reports will be available on that fund’s web site, [________], until the date of closing of the Reorganization or by calling [___________].

APPENDIX A –DESCRIPTION OF RATINGS
A series of the Trust (each, a “fund”) may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which a fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
Standard & Poor’s Ratings Services. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:
AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.
AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings.
Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):
Long-Term Ratings.
AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.
BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.
F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.
F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Trust’s Proxy Voting and Disclosure Policy; and
(2)	The Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy
Introduction
The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser or Sub-Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.
In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, Sub-Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, Sub-Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).
The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.
I.	Specific Proxy Voting Policies and Procedures
A. General
The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.
B. Delegation to the Adviser
The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:
1. to make the proxy voting decisions for the applicable funds; and

2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.
The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.
C. Conflicts
In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).
II.	Fund Disclosure
A. Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities
The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.
B. Disclosure of the Funds’ Complete Proxy Voting Record
Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.
Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:
(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the fund cast is vote on the matter;

(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the fund cast its vote for or against management.
Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.
Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.
III.	Recordkeeping
The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i) A copy of this Policy;
(ii) Proxy Statements received regarding each Fund’s securities;
(iii) Records of votes cast on behalf of each Fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.
The foregoing records may be kept as part of the Adviser’s records.
The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.
IV.	Proxy Voting Committee
A. General
The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.
V.	Other
This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy
Centre believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds’ shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest
Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre and its clients will be handled in one of the following ways:

• Engage an independent party to determine how to vote the proxy;
• Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
• Refer the proxy to the client or to a representative of the client for voting purposes;
• Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;
• Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or
• Seek guidance from the Board of Trustees.

Record Keeping
Centre will maintain the following records with respect to proxy voting:

• A copy of this proxy voting policy;
• A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);
• A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);
• A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and
• A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.

PART C
FORM N-1A
OTHER INFORMATION

ITEM 28.                          Exhibits

(a)(1)	Amended and Restated Declaration of Trust, dated June 22, 2012 (“Trust Instrument”).[6]
(a)(2)	Certificate of Amendment to Certificate of Trust, effective January 17, 2014.[10]
(b)(1)	By-Laws, dated March 17, 2011.[2]
(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)	Investment Advisory Agreement, dated November 4, 2013, between Centre Asset Management, LLC and Drexel Hamilton Mutual Funds on behalf of the Centre Active U.S. Treasury Fund.[8]
(d)(2)	Sub-Advisory Agreement, dated November 4, 2013, between Centre Asset Management, LLC and Hudson Canyon Investment Counselors LLC, sub-adviser to the Centre Active U.S. Treasury Fund.[8]
(d)(3)	Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Drexel Hamilton Mutual Funds on behalf of the Drexel Hamilton Centre American Equity Fund.[9]
(d)(4)	Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Drexel Hamilton Mutual Funds on behalf of the Drexel Hamilton Centre Global Equity Fund.[9]
(d)(5)	Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Drexel Hamilton Mutual Funds on behalf of the Drexel Hamilton Multi-Asset Real Return Fund.[9]
(d)(6)	Investment Advisory Agreement, dated December 8, 2014, between Centre Asset Management, LLC and Centre Funds, on behalf of Centre Active U.S. Tax Exempt Fund.[12]
(e)(1)	Distribution Agreement, dated November 1, 2011, between Registrant and ALPS Distributors, Inc., as distributor for each series of the Trust (the “Distribution Agreement”).[4]
(e)(2)	Amendment No. 1 to the Distribution Agreement.[6]
(e)(3)	Amendment No. 2 to the Distribution Agreement.[8]
(e)(4)	Amendment No. 3 to the Distribution Agreement.[10]
(e)(5)	Amendment No. 4 to the Distribution Agreement.[12]
(f)	Not Applicable.
(g)(1)	Form of Amended and Restated Custodian Agreement between Drexel Hamilton Mutual Funds and Union Bank, N.A.[6]
(h)(1)	Administration, Bookkeeping and Pricing Services Agreement, dated June 28, 2011, between Drexel Hamilton Mutual Funds and ALPS Fund Services, Inc., as administrator for each series of the Trust (the “Administration Agreement”).[3]
(h)(1)(A)	Amendment No. 1 to the Administration Agreement.[4]
(h)(1)(B)	Amendment No. 2 to the Administration Agreement.[6]
(h)(1)(C)	Amendment No. 3 to the Administration Agreement.[8]
(h)(1)(D)	Amendment No. 4 to the Administration Agreement.[10]
(h)(1)(E)	Amendment No. 5 to the Administration Agreement.[12]
(h)(2)	Amended and Restated Transfer Agency and Services Agreement, dated January 20, 2014, between Registrant and ALPS Fund Services, Inc., as transfer agent for each series of the Trust (the “Transfer Agency Agreement”).[10]

(h)(2)(A)	Amendment No. 1 to the Transfer Agency Agreement.[12]
(h)(3)(A)	Amended and Restated Expense Limitation Agreement, dated September 17, 2012, between Drexel Hamilton Mutual Funds and Drexel Hamilton Investment Partners, LLC with respect to the Drexel Hamilton Centre American Equity Fund.[7]
(h)(3)(B)	Amendment No. 1 to the Amended and Restated Expense Limitation Agreement dated September 17, 2012.[9]
(h)(3)(C)	Operating Expense Limitation Agreement, dated November 4, 2013, between Drexel Hamilton Mutual Funds and Centre Asset Management, LLC with respect to the Centre Active U.S. Treasury Fund.[8]
(h)(3)(D)	Expense Limitation Agreement, dated September 14, 2013, as amended November 4, 2013, between Drexel Hamilton Mutual Funds and Centre Asset Management, LLC with respect to the Drexel Hamilton Centre Global Equity Fund.[9]
(h)(3)(E)	Expense Limitation Agreement, dated September 14, 2013, between Drexel Hamilton Mutual Funds and Centre Asset Management, LLC with respect to the Drexel Hamilton Multi-Asset Real Return Fund.[9]
(h)(3)(F)	Expense Limitation Agreement, dated December 8, 2014, between Centre Funds and Centre Asset Management, LLC with respect to Centre Active U.S. Tax Exempt Fund.[12]
(i)(1)	Opinion of counsel.[12]
(i)(2)	Consent of counsel. [11]
(j)	Consent of independent registered public accounting firms. [12]
(k)	Not applicable.
(l)	Initial Subscription Agreement.[4]
(m)	Amended and Restated Rule 12b-1 Plan.[12]
(n)	Amended and Restated Rule 18f-3 Plan.[12]
(o)	Reserved.
(p)(1)	Amended and Restated Code of Ethics.[6]
(p)(3)	Code of Ethics for Centre Asset Management, LLC.[8]
(p)(4)	Code of Ethics for Hudson Canyon Investment Counselors, LLC.[8]
(q)(1)	Powers of Attorney, dated January 3, 2014.[10]

1.	[reserved]
2.	Filed with the Securities and Exchange Commission on April 5, 2011 as an exhibit to the initial Registration Statement and incorporated herein by reference.
3.	Filed with the Securities and Exchange Commission on September 15, 2011 as an exhibit to Pre-Effective Amendment No. 1 and incorporated herein by reference.
4.	Filed with the Securities and Exchange Commission on Pre-Effective Amendment No. 2 dated October 21, 2011 as an exhibit, and is incorporated herein by reference.
5.	[reserved]
6.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 1 to Registration Statement filed with the SEC on August 31, 2012 as an exhibit, and is incorporated herein by reference.

7.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 3 to Registration Statement filed with the SEC on December 31, 2012 as an exhibit, and is incorporated herein by reference.

8.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.

9.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 6 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.

10.
Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014 as an exhibit, and is incorporated herein by reference.

11.	Filed herewith.
12.	To be filed by post-effective amendment.

ITEM 29.                          Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Centre Funds (the “Registrant”).

ITEM 30.                          Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Article VII. Section 2.  Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3.  Indemnification.

(a)              Subject to the exceptions and limitations contained in Subsection (b) below:

(i)                every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)                as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)              No indemnification shall be provided hereunder to a Covered Person:

(i)                who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)              The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)              To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)              Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into Investment Advisory Agreements with the investment advisers and a Distribution Agreement with the distributor. These agreements provide indemnification for those entities and their respective affiliates. The investment adviser’s and sub-adviser’s and distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.                          Business and Other Connections of the Investment Adviser

The description of the investment adviser to each series of the Registrant (each, a “Fund” and together, the “Funds”) is found under the caption “Management of the Fund’s Portfolio” and “Management of the Fund – The Investment Advisers” in the Funds’ Prospectus and under the caption “Management and Other Service Providers – Investment Adviser” in the Funds’ Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Funds’ investment adviser provides investment advisory services to other clients in addition to the Registrant.

ITEM 32.                          Principal Underwriter

(a)              ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,  DBX ETF TRUST, db-X Exchange-Traded Funds Inc., EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b)              To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter
Edmund J. Burke	Director
Thomas A. Carter	Executive Vice President, Director
Jeremy O. May	President, Director
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Greg Wm. Givens**	Vice President, Treasurer and Assistant Secretary
Eric Parsons	Vice President, Controller and Assistant Treasurer
Randall D. Young**	Secretary
Douglas W. Fleming**	Assistant Treasurer

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203. None of the above directors or executive officers has a position with the Registrant.
** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)              Not applicable.

ITEM 33.                          Location of Accounts and Records

All account books and records not normally held by Union Bank, N.A., the custodian to the Registrant, are held by the Registrant’s Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent.  Blue Sky records are maintained by ALPS in its capacity as Administrator.  Certain other records are maintained by each of the investment advisers to the Registrant. The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104. The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The address of Centre Asset Management, LLC is 48 Wall Street, Suite 1100, New York, New York 10005. The address of Hudson Canyon Investment Counselors, LLC is 151 Bodman Place, Suite 101, Red Bank, New Jersey 07701.

ITEM 34.                          Management Services

None.

ITEM 35.                          Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of New York, State of New York on this 26th day of November, 2014.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate, President

 Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James A. Abate	President, Secretary and Trustee	November 26, 2014
James A. Abate

/s/ Vu Phong Nguyen	Treasurer	November 26, 2014
Vu Phong Nguyen

/s/ Dr. James L. Grant*	Trustee	November 26, 2014
Dr. James L. Grant

/s/ Dr. Aloke Ghosh*	Trustee	November 26, 2014
Dr. Aloke Ghosh

/s/ Joseph Marinaro*	Trustee	November 26, 2014
Joseph Marinaro

*By:	/s/ James A. Abate
James A. Abate

Attorney-in-Fact pursuant to the Powers of Attorney filed as exhibits to the Registration Statement.

Exhibit List

Exhibit (i)(2) – Consent of counsel.